UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2015

ENVISION HEALTHCARE HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Envision Healthcare Holdings, Inc. (the “Company”) plans to release its operating results for the three months and nine months ended September 30, 2015 before the opening of the securities markets on Thursday, October 22, 2015, with a conference call to follow at 8:30 a.m. Eastern Time.

Interested participants may listen to the call by dialing 800-857-6175, or 517-623-4852 for international callers, and reference participant code 909712. A replay will be available beginning one hour after the call ends through November 22, 2015, at 800-937-5460, or 203-369-3865 for international callers. An audio file will also be archived for 30 days on the investor relations section of the Company’s website at investor.evhc.net.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

October 21, 2015	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary